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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              ---------------

                                 FORM 8-K

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                                May 19, 1998
             Date of Report (Date of earliest event reported)

                             THE LIMITED, INC.
          (Exact name of registrant as specified in its charter)

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        Delaware                  1-8344                 31-1029810
    (State of other            (Commission              (IRS Employer
      jurisdiction               File no.)            Identification No.)
    of incorporation)

                           Three Limited Parkway
                              P.O. Box 16000
                            Columbus, OH 43230
                              (614) 479-7000
                 (Address of principal executive offices)

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Item 5.  Other Events

      On May 19, 1998, The Limited, Inc. ("The Limited") announced the final results of its offer (the "Exchange Offer") to exchange up to 43,600,000 shares of Class A common stock, par value $.01 per share (the "A&F Common Stock"), of Abercrombie & Fitch Co. ("A&F"), which The Limited owns, for shares of common stock, par value $.50 per share (the "Limited Common Stock"), of The Limited upon the terms and subject to the conditions stated in the Offering Circular-Prospectus dated April 15, 1998 (the "Offering Circular--Prospectus"). The Exchange Offer expired at 12:00 midnight, New York City time, on Wednesday, May 13, 1998. The Limited accepted for exchange 47,075,052 shares of Limited Common Stock, at a Final Exchange Ratio (as defined in the Offering Circular-Prospectus) of .86 of a share of A&F Common Stock for each share of Limited Common Stock. See the press release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated May 19, 1998


                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE LIMITED, INC.




                         By: /s/ Kenneth B. Gilman
                             ---------------------------------
                             Name:  Kenneth B. Gilman
                             Title: Vice Chairman of the Board of Directors and
                                    Chief Administrative Officer


May 20, 1998


                                 EXHIBIT INDEX


99.1     Press Release dated May 19, 1998